CONTACTS: Arista Joyner Manager Corporate Communications T - (412) 433-3994 E - AEjoyner@uss.com	Kevin Lewis Vice President Investor Relations T - (412) 433-6935 E - KLewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

United States Steel Corporation Reports Third Quarter 2022 Results

•Third quarter net earnings of $490 million. Reported net earnings per diluted share of $1.85
•Third quarter adjusted net earnings of $516 million. Adjusted net earnings per diluted share of $1.95
•Third quarter adjusted EBITDA of $848 million

PITTSBURGH, October 27, 2022 – United States Steel Corporation (NYSE: X) reported third quarter 2022 net earnings of $490 million, or $1.85 per diluted share. Adjusted net earnings for the third quarter 2022 was $516 million, or $1.95 per diluted share and excluded the impact of restructuring and other one-time items detailed in the reconciliation of adjusted net earnings table. This compares to our all-time best record third quarter 2021 net earnings of $2,002 million, or $6.97 per diluted share. Adjusted net earnings for the third quarter 2021 was $1,638 million, or $5.70 per diluted share and excluded the impact of one-time items detailed in the reconciliation of adjusted net earnings table.
Commenting on the third quarter 2022 performance, U. S. Steel President and Chief Executive Officer David B. Burritt said, “We delivered another solid quarter and are on pace for our second-best financial year ever and a third consecutive year of record safety performance. Continued profitability and prudent working capital management resulted in healthy free cash flow that supported our strategic initiatives. Our assets are running well to deliver high-quality steel, safely and reliably to our customers.”
Burritt continued, “Demand headwinds persisted through the third quarter. Across our integrated steelmaking mills, we responded quickly with footprint actions aligning supply with the current flat-rolled order book. The impact of these headwinds in our Mini Mill and U. S. Steel Europe segments were worsened by temporarily higher than normal raw material expenses in the quarter, as we worked through inventories built in response to the Ukrainian conflict. While we expect to work through these costlier raw materials through year-end, we remain focused on the opportunity to in-source Mini Mill metallics as a competitive cost advantage. Results for U. S. Steel Europe were also negatively impacted by escalating energy costs, which we expect will also

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remain high. Our Tubular segment continued to deliver sequential improvements, reliably serving strong demand in domestic energy end markets.”
Burritt concluded, “We are executing our Best for All® strategy with confidence, supported by record cash of nearly $3.4 billion at quarter-end and our strong balance sheet. At year-end, we expect nearly 40% of our strategic investments to be complete and they remain on-time and on-budget. These projects are expanding our competitive advantages in pursuit of our goal to provide lower carbon steel solutions for our customers with less capital intensity while improving the free cash flow and margin performance of the business.”

Earnings Highlights
	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in millions, except per share amounts)	2022	2021	2022	2021
Net Sales	$5,203	$5,964	$16,727	$14,653
Segment earnings (loss) before interest and income taxes
Flat-Rolled	505	1,015	1,795	1,740
Mini Mill (a)	1	424	549	840
U. S. Steel Europe	(32)	394	512	706
Tubular	155	—	339	(29)
Other	21	(2)	16	20
Total segment earnings before interest and income taxes	$650	$1,831	$3,211	$3,277
Other items not allocated to segments	(36)	511	(225)	524
Earnings before interest and income taxes	$614	$2,342	$2,986	$3,801
Net interest and other financial (benefits) costs	(30)	80	(48)	472
Income tax expense	154	260	684	224
Net earnings	$490	$2,002	$2,350	$3,105
Earnings per diluted share	$1.85	$6.97	$8.38	$11.13

Adjusted net earnings (b)	$516	$1,638	$2,518	$2,970
Adjusted net earnings per diluted share (b)	$1.95	$5.70	$8.98	$10.64
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (b)	$848	$2,027	$3,805	$3,864
(a) The Mini Mill was segment added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(b) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.
*****
The Company will conduct a conference call on the third quarter 2022 earnings on Friday, October 28, 2022, at 8:30 a.m. Eastern. To listen to the webcast of the conference call and to access the Company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replay will be available on the website after 10:30 a.m. on October 28, 2022.

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UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,232	1,325	1,312	1,097
Mini Mill (b)	1,096	1,517	1,268	1,255
U. S. Steel Europe	1,021	1,143	1,121	932
U. S. Steel Europe (€/net ton)	1,013	969	1,049	779
Tubular	3,217	1,702	2,761	1,587

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,176	2,328	6,488	6,986
Mini Mill (b)	529	608	1,651	1,671
U. S. Steel Europe	867	1,064	3,044	3,274
Tubular	126	123	390	317
Total Steel Shipments	3,698	4,123	11,573	12,248

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to USSE [iron ore (pellets and fines) and coal]	62	—	144	—
Flat-Rolled to USSE	—	—	30	—
Flat-Rolled to Mini Mill	7	—	30	439
Mini Mill (b) to Flat-Rolled	53	114	252	300

Raw steel production (thousands of net tons):
Flat-Rolled	2,265	2,634	6,894	7,700
Mini Mill (b)	616	750	1,967	2,007
U. S. Steel Europe	946	1,274	3,250	3,750
Tubular	173	117	497	324

Raw steel capability utilization: (c)
Flat-Rolled	68%	61%	70%	61%
Mini Mill (b)	74%	90%	80%	86%
U. S. Steel Europe	75%	101%	87%	100%
Tubular	76%	52%	74%	48%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	136	105	365	272
Mini Mill (b)	320	46	710	102
U. S. Steel Europe	19	13	53	39
Tubular	3	12	10	46
Other Businesses	—	—	—	1
Total	$478	$176	$1,138	$460
(a) Excludes intersegment shipments.
(b) The Mini Mill segment was added after January 15, 2021 with the purchase of the remaining equity interest in Big River Steel.
(c) 2022 based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular. 2021 based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular.

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UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in millions, except per share amounts)	2022	2021	2022	2021
Net Sales	$5,203	$5,964	$16,727	$14,653

Operating expenses (income):
Cost of sales	4,359	3,881	12,843	10,633
Selling, general and administrative expenses	95	108	324	316
Depreciation, depletion and amortization	198	196	594	587
Earnings from investees	(71)	(57)	(202)	(106)
Gain on sale of Transtar	—	(506)	—	(506)
Asset impairment charges	—	—	157	28
Gain on equity investee transactions	—	—	—	(111)
Restructuring and other charges	23	—	57	37
Net (gain) loss on sale of assets	(6)	7	(10)	(8)
Other gains, net	(9)	(7)	(22)	(18)
Total operating expenses	4,589	3,622	13,741	10,852

Earnings before interest and income taxes	614	2,342	2,986	3,801
Net interest and other financial (benefits) costs	(30)	80	(48)	472

Earnings before income taxes	644	2,262	3,034	3,329
Income tax expense	154	260	684	224

Net earnings	490	2,002	2,350	3,105
Less: Net earnings attributable to noncontrolling interests	—	—	—	—
Net earnings attributable to United States Steel Corporation	$490	$2,002	$2,350	$3,105

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation Stockholders
Basic	$2.07	$7.41	$9.33	$11.80
Diluted	$1.85	$6.97	$8.38	$11.13
Weighted average shares, in thousands
Basic	237,094	270,175	251,848	263,209
Diluted	266,264	287,463	281,569	279,103
Dividends paid per common share	$0.05	$0.01	$0.15	$0.03

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UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Nine Months Ended September 30,
(Dollars in millions)	2022	2021
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$2,350	$3,105
Depreciation, depletion and amortization	594	587
Gain on sale of Transtar	—	(506)
Asset impairment charges	157	28
Gain on equity investee transactions	—	(111)
Restructuring and other charges	57	37
Loss on debt extinguishment	—	282
Pensions and other postretirement benefits	(164)	(88)
Deferred income taxes	561	59
Working capital changes	(545)	(852)
Income taxes receivable/payable	(88)	137
Other operating activities	(172)	(73)
Net cash provided by operating activities	2,750	2,605

Investing activities:
Capital expenditures	(1,138)	(460)
Acquisition of Big River Steel, net of cash acquired	—	(625)
Proceeds from sale of Transtar	—	627
Proceeds from cost reimbursement government grants	53	—
Proceeds from sale of assets	28	25
Other investing activities	(8)	(3)
Net cash used in investing activities	(1,065)	(436)

Financing activities:
Repayment of short-term debt	—	(180)
Revolving credit facilities - borrowings, net of financing costs	—	50
Revolving credit facilities - repayments	—	(911)
Issuance of long-term debt, net of financing costs	291	862
Repayment of long-term debt	(375)	(2,719)
Net proceeds from public offering of common stock	—	790
Common stock repurchased	(699)	—
Proceeds from government incentives	82	—
Other financing activities	(51)	(12)
Net cash used in financing activities	(752)	(2,120)

Effect of exchange rate changes on cash	(46)	(15)

Net increase in cash, cash equivalents and restricted cash	887	34
Cash, cash equivalents and restricted cash at beginning of year	2,600	2,118

Cash, cash equivalents and restricted cash at end of period	$3,487	$2,152

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	September 30,	December 31,
(Dollars in millions)	2022	2021
Cash and cash equivalents	$3,364	$2,522
Receivables, net	2,035	2,089
Inventories	2,759	2,210
Other current assets	294	331
Total current assets	8,452	7,152
Operating lease assets	154	185
Property, plant and equipment, net	7,978	7,254
Investments and long-term receivables, net	832	694
Intangible, net	488	519
Goodwill	920	920
Other noncurrent assets	1,134	1,092

Total assets	$19,958	$17,816

Accounts payable and other accrued liabilities	3,280	2,908
Payroll and benefits payable	482	425
Short-term debt and current maturities of long-term debt	59	28
Other current liabilities	341	491
Total current liabilities	4,162	3,852
Noncurrent operating lease liabilities	112	136
Long-term debt, less unamortized discount and debt issuance costs	3,863	3,863
Employee benefits	204	235
Other long-term liabilities	1,087	627
United States Steel Corporation stockholders' equity	10,437	9,010
Noncontrolling interests	93	93

Total liabilities and stockholders' equity	$19,958	$17,816

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
	Three Months Ended September 30,				Nine Months Ended September 30,
(In millions of dollars)	2022		2021		2022		2021
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$490	$1.85	$2,002	$6.97	$2,350	$8.38	$3,105	$11.13
Restructuring and other charges	23		—		57		37
Asset impairment charges	—		—		157		28
Other charges, net	13		(12)		11		36
Losses (gains) on assets sold and previously held investments	—		7		—		(119)
Gain on sale of Transtar	—		(506)		—		(506)
(Gains) losses on debt extinguishment	(2)		26		(2)		280
Adjusted pre-tax net earnings to United States Steel Corporation	524		1,517		2,573		2,861
Tax impact of adjusted items (a)	(8)		121		(55)		109
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation (b)	516	$1.95	1,638	$5.70	2,518	$8.98	2,970	$10.64
Weight average diluted ordinary shares outstanding, in millions	266.3		287.5		281.6		279.1
(a) The tax impact of adjusted items was calculated through the first half of 2022 using a blended tax rate of 25% and for the third quarter of 2022 using a blended tax rate of 25% for domestic and 21% for USSE items.

(b) Diluted net earnings per share were adjusted by increasing adjusted net earnings by $3 million for the three months ended September 30, 2022, and by $10 million for the nine months ended September 30, 2022 for the adoption of ASU 2020-06 which assumes outstanding convertible notes are converted to shares at the beginning of the period.

Note: The reported net earnings attributable to U. S. Steel for the three and nine months ended September 30, 2021 and for the nine months ended September 30, 2022 includes income tax benefits of $25 million, $120 million and $7 million, respectively, from the reversals of net valuation allowances. These items were presented as adjustments to arrive at Adjusted net earnings attributable to U. S. Steel in prior period presentations. The reconciliations for the three and nine months ended September 30, 2021 presented above have been recast to reflect the removal of these adjustments in accordance with Securities and Exchange Commission guidance.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in millions)	2022	2021	2022	2021
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$490	$2,002	$2,350	$3,105
Income tax expense	154	260	684	224
Net interest and other financial (benefits) costs	(30)	80	(48)	472
Depreciation, depletion and amortization expense	198	196	594	587
EBITDA	812	2,538	3,580	4,388
Restructuring and other charges	23	—	57	37
Asset impairment charges	—	—	157	28
Other charges, net	13	(12)	11	36
Losses (gains) on assets sold and previously held investments	—	7	—	(119)
Gain on sale of Transtar	—	(506)	—	(506)
Adjusted EBITDA	848	2,027	3,805	3,864

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF FREE CASH FLOW
	Nine Months Ended September 30,
(Dollars in millions)	2022	2021
Net cash provided by operating activities	$2,750	$2,605
Net cash used in investing activities	(1,065)	(436)
Cash used in dividends paid	(38)	(8)
Free cash flow	$1,647	$2,161

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF FREE CASH FLOW
	4th	1st	2nd	3nd
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2021	2022	2022	2022	Four Quarters
Net cash provided by operating activities	$1,485	$771	$905	$1,074	4,235
Net cash used in investing activities	(404)	(352)	(250)	(463)	(1,469)
Cash used in dividends paid	(15)	(13)	(13)	(12)	(53)
Free cash flow	$1,066	$406	$642	$599	$2,713

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    We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, asset impairment charges, losses (gains) on asset sold and previously held investments, gain on sale of Transtar, (gains) losses on debt extinguishment, tax impact of adjusted items, and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies.
We also present free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of share repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission.
References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
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2022-042
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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